UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: July 17, 2003
                        (Date of earliest event reported)



                                ATMEL CORPORATION
             (Exact name of registrant as specified in its charter)


  Delaware                    0-19032                              77-0051991
  ---------                   -------                              ----------
  (State of                 (Commission                          (IRS Employer
incorporation)              File Number)                    Identification No.)

                2325 Orchard Parkway, San Jose, California, 95311
                -------------------------------------------------
                    (Address of principal executive offices)

                                 (408) 441-0311
              (Registrant's telephone number, including area code)



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Item 7.              Financial Statements and Exhibits

(c) Exhibits

      Exhibit No.    Description

             99.1 Press Release, dated as of July 17, 2003, entitled "Atmel Announces Growth in all Four Business Units During Second Quarter 2003"

Item 9.              Regulation FD Disclosure (pursuant to Item 12)

                     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

                     On July 17, 2003, Atmel Corporation issued a press reporting its results for the three months ended June 30, 2003. The press release is attached as Exhibit 99.1.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATMEL CORPORATION
                                   (Registrant)

Date: July 17, 2003       By:   /s/ Francis Barton
                                ------------------

                               Francis Barton
                               Executive Vice President and Chief Financial
                               Officer



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                                  Exhibit Index

      Exhibit No.    Description

             99.1 Press Release, dated as of July 17, 2003, entitled "Atmel Announces Growth in all Four Business Units During Second Quarter 2003"

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